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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 1999

                              CELERIS CORPORATION
                ----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                     0-26390                41-1545493
- -------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


           1801 West End Avenue, Suite 750, Nashville, Tennessee 37203
           -----------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (615) 341-0223
                                                           --------------------

                          SUMMIT MEDICAL SYSTEMS, INC.
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.        Other Events.

                         On January 29, 1999, the shareholders of Summit Medical
               Systems, Inc. (the "Company") approved a proposal to change the name of the Company to Celeris Corporation. As of February 1,
               1999, the Company's common stock will trade under the symbol
               "CRSC" on the Nasdaq National Market.

                         To effect the change in its corporate name, the Company
               filed Articles of Amendment with the Secretary of State of the State of Minnesota on January 29, 1999. A copy of such Articles of Amendment are included as Exhibit 3.1 hereto and are incorporated by reference herein.

                         On January 29, 1999, the Company issued a press release
               announcing its name change to Celeris Corporation. A copy of such press release is included as Exhibit 99.1 hereto.

Item 7.        Financial Statements and Exhibits

(c)            Exhibits

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               Exhibit No.      Description
               -----------      -----------
               3.1          Articles of Amendment of Articles of Incorporation of
                            Summit Medical Systems, Inc.

               99.1         Press Release, dated January 29, 1999.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 29, 1999                    CELERIS COPORATION

                                           /s/ Barbara A. Cannon
                                           -------------------------------------
                                           Barbara A. Cannon
                                           President and Chief Executive Officer







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                                INDEX TO EXHIBITS


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

Exhibit
Number        Item                                         Page
- ------        ----                                         ----
3.1           Articles of Amendment of                     Electronically Filed
              Articles of Incorporation of
              Summit Medical Systems, Inc.

99.1          Press Release, dated January 29, 1999        Electronically Filed
